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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 2004

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                           METRETEK TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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DELAWARE                             0-19793                    84-11698358
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)

303 EAST 17TH AVENUE, SUITE 660, DENVER, COLORADO                   80203
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 785-8080

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
               DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (c) On December 1, 2004, John Bernard was appointed as the President and Chief Executive Officer of Southern Flow Companies, Inc., a Delaware corporation ("Southern Flow"), a wholly-owned subsidiary of Metretek Technologies, Inc., a Delaware corporation. Mr. Bernard succeeded Wood A. Breazeale, Jr., who retired after serving as President of Southern Flow since founding it in 1953. Mr. Bernard, 49, joined Southern Flow in 1988, serving as its Vice President and General Manager since June 1998 and in various managerial capacities with Southern Flow prior thereto.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      METRETEK TECHNOLOGIES, INC.

                                      By: /s/ W. Phillip Marcum
                                          ------------------------------------
                                          W. Phillip Marcum
                                          President and Chief Executive Officer


Dated: December 6, 2004